UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2024, Trevena, Inc. (the “Company”) received notice that the Nasdaq Hearings Panel (the “Panel”) had determined to delist the Company’s common stock from The Nasdaq Stock Market LLC (“Nasdaq”) due to the Company’s failure to comply with the minimum stockholder’s equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Equity Standard Rule”). As previously disclosed, the Panel had provided the Company until October 2, 2024, to regain compliance with the Equity Standard Rule.

Trading in the Company’s common stock will be suspended on Nasdaq effective with the open of business on October 8, 2024. As a result, the Company expects its common stock to begin trading on the Pink Open Market operated by the OTC Markets Group, Inc. (commonly referred to as the “pink sheets”). There can be no assurance that a broker will continue to make a market in the Company’s common stock or that trading of the common stock will continue on an over-the-counter market or elsewhere.

Item 7.01	Regulation FD Disclosure.

On October 4, 2024, the Company issued a press release announcing, among other things, the Panel’s delisting determination.

A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth in this Item 7.01 and furnished hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Number	Description
99.1	Press Release, dated October 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: October 4, 2024	By:	/s/ Barry Shin
Barry Shin
Executive Vice President, Chief Operating Officer and Chief Financial Officer